                                                                      EXHIBIT 21


              SUBSIDIARY NAME                                    STATE OR OTHER
                                                                JURISDICTION OF
                                                                 INCORPORATION
                                                                OR ORGANIZATION

United States National Bank of Oregon                                U.S.A.
[A wholly owned national banking association]

       Bancorp Merchant Services Alliance, Inc.                      Oregon
       [A wholly owned Oregon corporation]

       Qualivest Capital Management, Inc.                            Oregon
       [A wholly owned Oregon corporation]

       U. S. Bancorp Leasing & Financial                             Oregon
       [A wholly owned Oregon corporation]

       U. S. Bancorp Mortgage Company                                Oregon
       [A wholly owned inactive Oregon corporation]

       U. S. Bancorp Securities                                      Oregon
       fka U. S. Bancorp Brokerage
       [A wholly owned Oregon corporation]

U. S. Bank of Washington, National Association                       U.S.A.
[A wholly owned national banking association]

U. S. Bank of Idaho                                                  Idaho
fka West One Bank, Idaho
[A wholly owned State member bank]

U. S. Bank of California                                             California
[A wholly owned State nonmember bank]

U. S. Bank of Nevada                                                 Nevada
fka Bank of America-Nevada
[A wholly owned State nonmember bank]

U.S. Bank of Utah                                                    Utah
fka West One Bank, Utah
[A wholly-owned State member bank]

First State Bank of Oregon                                           Oregon
fka First National Bank of Oregon
[A wholly owned State nonmember bank]

       U. S. Bancorp Insurance                                       Oregon
       fka First State Insurance, Inc.
       [A wholly owned Oregon corporation]

Compass Group, Inc.                                                  Washington
[A wholly owned Washington corporation]

U. S. Bancorp Capital I                                              Delaware
[A Delaware Business Trust]

U. S. Bancorp Insurance Agency, Inc.                                 Oregon
fka Mt. Hood Credit Life Insurance Agency, Inc.
[A wholly owned Oregon corporation]

U. S. Bank Insurance Agency, Inc.                                    Oregon
[A wholly owned Oregon corporation]

U. S. Restco Inc.                                                    Oregon
[A wholly owned Oregon corporation]

U. S. Trade Services, Inc.                                           Oregon
[A wholly owned Oregon corporation]

U. S. World Trade Corporation                                        Oregon
[A wholly owned Oregon corporation]

Ward Cook, Inc.                                                      Oregon
[A wholly-owned Oregon corporation]

West One Insurance Services, Inc.                                    Idaho
[A wholly-owned Idaho corporation]

West One Life Insurance Company                                      Oregon
fka Mt. Hood Life Insurance, Inc.
[A wholly-owned Oregon corporation]

West One Trust Company                                               Utah
dba U. S. Bank Trust Company
[A wholly-owned Utah corporation]

Aloha LIH Apartments, Inc.                                           Oregon
[A wholly owned Oregon corporation]

Ariel Glen L.P., Inc.                                                Oregon
[A wholly owned Oregon corporation]

Bandon L.P., Inc.                                                    Oregon
[A wholly owned Oregon corporation]

Boardman L.P., Inc.                                                  Oregon
[A wholly owned Oregon corporation]

Boulder Creek L.P., Inc.                                             Oregon
[A wholly owned Oregon corporation]

Brandenwood L.P., Inc.                                               Oregon
[A wholly owned Oregon corporation]

Bristol Square L.P., Inc.                                            Oregon
[A wholly owned Oregon corporation]

Clock Tower II LIH Apartments, Inc.                                  Oregon
[A wholly owned Oregon corporation]

Clock Tower LIH Apartments, Inc.                                     Oregon
[A wholly owned Oregon corporation]

Eaton L.P., Inc.                                                     Oregon
[A wholly owned Oregon corporation]

Fawnbrook L.P., Inc.                                                 Oregon
[A wholly owned Oregon corporation]

FB II L.P., Inc.                                                     Oregon
[A wholly owned Oregon corporation]

Graham L.P., Inc.                                                    Oregon
[A wholly owned Oregon corporation]

Gresham Apartments  L.P., Inc.                                       Oregon
[A wholly owned Oregon corporation]

Heritage Place L.P., Inc.                                            Oregon
[A wholly owned Oregon corporation]

Island Bancorp Leasing, Inc.                                         California
[A wholly-owned inactive California corporation]

King's Garden L.P., Inc.                                             Oregon
[A wholly owned Oregon corporation]

Laidlaw LIH Apartments, Inc.                                         Oregon
[A wholly owned Oregon corporation]

McKenzie Meadow L.P., Inc.                                           Oregon
[A wholly owned Oregon corporation]

Meadowbrook L.P., Inc.                                               Oregon
[A wholly owned Oregon corporation]

Spokane II LIH Apartments, Inc.                                      Oregon
[A wholly owned Oregon corporation]

St. James L.P., Inc.                                                 Oregon
[A wholly owned Oregon corporation]

St. John's Common L.P., Inc.                                         Oregon
[A wholly owned Oregon corporation]

Truckee Pines L.P., Inc.                                             Oregon
[A wholly owned Oregon corporation]

Twenty-Eight Avenue Apartments L.P., Inc.                            Oregon
[A wholly owned Oregon corporation]

Williams & Morris L.P., Inc.                                         Oregon
[A wholly owned Oregon corporation]

CBI Mortgage                                                         California
[A wholly-owned California corporation]

Commercial Bank of Fremont                                           California
[A wholly-owned State member bank]

Community First National Bank                                        California
[A wholly-owned national banking association.]

Concord Commercial Bank                                              California

Eden Financial Corporation                                           California
[A wholly-owned California corporation]

Lamorinda National Bank                                              California
[A wholly-owned national banking association]

LNB Corp.                                                            California
[A wholly-owned California corporation]

Modesto Banking Company                                              California
[A wholly-owned State nonmember bank]

The Bank of Milpitas, National Bank                                  California
[A wholly-owned national banking association]

The Bank of San Ramon Valley                                         California
[A wholly-owned State member bank]

Tracy Mortgage Company (Salt Lake City, UT)                          Utah
[A wholly owned inactive Utah corporation]

Westside Bank                                                        California
[A wholly-owned State member bank]